Federated Hermes U.S. Strategic Dividend ETF
Portfolio of Investments
January 31, 2024 (unaudited)
Shares		Value
	COMMON STOCKS—99.6%
	Communication Services—5.9%
80,604	AT&T, Inc.	$ 1,425,885
30,349	Interpublic Group of Cos., Inc.	1,001,213
55,433	Verizon Communications, Inc.	2,347,588
	TOTAL	4,774,686
	Consumer Discretionary—4.9%
18,834	Best Buy Co., Inc.	1,365,277
4,070	Darden Restaurants, Inc.	661,701
1,763	Home Depot, Inc.	622,268
2,400	McDonald’s Corp.	702,528
6,166	Starbucks Corp.	573,623
	TOTAL	3,925,397
	Consumer Staples—17.6%
7,600	Clorox Co.	1,103,900
73,971	Conagra Brands, Inc.	2,156,255
76,971	Kenvue, Inc.	1,597,918
13,814	Kimberly-Clark Corp.	1,671,079
6,286	PepsiCo, Inc.	1,059,379
27,907	Philip Morris International, Inc.	2,535,351
17,770	Target Corp.	2,471,452
26,894	The Coca-Cola Co.	1,599,924
	TOTAL	14,195,258
	Energy—5.1%
11,904	Chevron Corp.	1,755,007
8,692	EOG Resources, Inc.	989,063
13,250	Exxon Mobil Corp.	1,362,232
	TOTAL	4,106,302
	Financials—12.5%
71,660	Huntington Bancshares, Inc.	912,232
14,166	JPMorgan Chase & Co.	2,469,984
18,431	Morgan Stanley	1,607,920
14,988	PNC Financial Services Group, Inc.	2,266,335
45,001	Truist Financial Corp.	1,667,737
28,650	U.S. Bancorp	1,190,121
	TOTAL	10,114,329
	Health Care—13.8%
10,823	AbbVie, Inc.	1,779,301
7,903	Amgen, Inc.	2,483,597
16,181	Bristol-Myers Squibb Co.	790,766
18,806	Gilead Sciences, Inc.	1,471,758
12,249	Johnson & Johnson	1,946,366
9,385	Merck & Co., Inc.	1,133,520
57,578	Pfizer, Inc.	1,559,212
	TOTAL	11,164,520
	Industrials—8.0%
1,513	Lockheed Martin Corp.	649,697
9,423	MSC Industrial Direct Co.	929,862
9,604	Paychex, Inc.	1,169,095

Shares		Value
	COMMON STOCKS—continued
	Industrials—continued
19,107	Stanley Black & Decker, Inc.	$ 1,782,683
13,438	United Parcel Service, Inc.	1,906,852
	TOTAL	6,438,189
	Information Technology—6.2%
20,346	Cisco Systems, Inc.	1,020,963
63,180	Corning, Inc.	2,052,718
11,910	Texas Instruments, Inc.	1,907,029
	TOTAL	4,980,710
	Materials—3.3%
109,611	Amcor PLC	1,033,632
17,686	LyondellBasell Industries N.V.	1,664,606
	TOTAL	2,698,238
	Real Estate—3.8%
47,757	Kimco Realty Corp.	964,691
37,912	NNN REIT, Inc.	1,529,370
4,830	ProLogis, Inc.	611,913
	TOTAL	3,105,974
	Utilities—18.5%
19,342	American Electric Power Co., Inc.	1,511,384
44,588	Dominion Energy, Inc.	2,038,563
25,313	Duke Energy Corp.	2,425,745
10,704	Entergy Corp.	1,067,831
30,480	Evergy, Inc.	1,547,470
47,828	PPL Corp.	1,253,094
27,041	Public Service Enterprises Group, Inc.	1,568,107
36,242	Southern Co.	2,519,544
12,216	WEC Energy Group, Inc.	986,564
	TOTAL	14,918,302
	TOTAL INVESTMENT IN SECURITIES—99.6% (IDENTIFIED COST $81,269,335)	80,421,905
	OTHER ASSETS AND LIABILITIES - NET—0.4%[1]	309,345
	TOTAL NET ASSETS—100%	$80,731,250

1	Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of total net assets at January 31, 2024.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■ Shares of mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of Federated Equity Management Company of Pennsylvania (the “Adviser”), certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”) is deemed not representative of fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different. The trading prices of the Fund’s shares listed on its exchange may differ from the Fund’s NAV and will normally be affected by market forces, such as supply and demand, economic conditions, the market value of the Fund’s disclosed portfolio holdings and other factors. As a result, trading prices may be lower, higher or the same as the Fund’s NAV; and investors may pay more than NAV when buying shares and receive less than NAV when selling shares through the exchange.
Fair Valuation Procedures
Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Fund’s Board of Trustees (the “Trustees”) has designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of January 31, 2024, all investments of the Fund utilized Level 1 inputs in valuing the Fund’s assets carried at fair value.
The following acronym(s) are used throughout this portfolio:
REIT	—Real Estate Investment Trust